UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002

                        INTERSTATE HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                      1-14331                   52-2101815
(State of incorporation)       (Commission File Number)      (IRS Employer
                                                          Identification Number)


                              4501 N. Fairfax Drive
                               Arlington, VA 22203
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (703) 387-3100



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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         On October 23, 2003, the Registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The press release of the Registrant is attached as Exhibit 99.1 to this report.



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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2003

                                        INTERSTATE HOTELS & RESORTS, INC.



                                        By:  /s/ Christopher L. Bennett
                                             -----------------------------------
                                             Christopher L. Bennett
                                             Senior Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release, dated as of October 23, 2003.